IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

PENN SERIES FUNDS, INC.

REIT FUND

Supplement dated February 23, 2011 to the Prospectus dated May 1, 2010, as supplemented August 31, 2010 and December 16, 2010

THE INFORMATION SET FORTH BELOW IS EFFECTIVE MAY 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On February 23, 2011, the Board of Directors of the Penn Series Funds, Inc. approved the following changes to the REIT Fund (the “Fund”):

•	the termination of Heitman Real Estate Securities LLC, the current investment sub-adviser to the Fund;
•	the hiring of Cohen & Steers Capital Management, Inc. as the new investment sub-adviser to the Fund;
•	changing the name of the Fund to the Real Estate Securities Fund; and
•

changing the Fund’s current investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) to a policy that requires the Fund to invest at least 80% of its net assets in common stocks and other equity securities issued by real estate companies, including REITs.

Each of the foregoing changes will be effective May 1, 2011.

As a result of the foregoing, effective May 1, 2011, the Principal Investment Strategy and Principal Risks of Investing sub-sections in the FUND SUMMARY: REIT FUND section of the Prospectus are hereby deleted and replaced by the following:

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund considers companies real estate companies if such companies (i) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) have at least 50% of their assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization. The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. In managing the Fund’s portfolio, the Sub-Adviser adheres to an integrated, bottom-up, relative value investment process.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Principal Risks of Investing

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real Estate Securities Risk. The Fund has a policy of concentrating its investments in real estate companies, including REITs. As such, the Fund is subject to risks associated with the direct ownership of real estate securities and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. Any geographic concentration of the Fund’s real estate related investments could result in the Fund being subject to the above risks to a greater degree.

REITs Risk. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. For example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Small- and Mid-Cap Risk. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Concentration Risk. The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments.

Investment Style Risk. The Fund is subject to the risk that its principal market segment, equity securities of real estate investment trusts, may underperform compared to other market segments or the equity markets as a whole.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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